SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 29, 2002

DOCENT, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-31537	77-0460705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2444 CHARLESTON ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of Principal Executive Offices)         (Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 934-9500

Item 5.    Other Events.

On July 29, 2002, Docent, Inc., a Delaware corporation (the “Company”), announced the appointment of Steven Lance as its acting Chief Financial Officer. Lance will be replacing Arthur Taylor, who is leaving the Company to pursue other opportunities. Lance’s appointment will be effective immediately. Docent has also initiated a search for a new CFO to permanently fill this role. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements concerning, among other things, the Company’s expected financial performance for the second fiscal quarter contained in the press release are “forward-looking” rather than “historic.” The Company disclaims any obligation to update forward-looking statements contained in the press release. The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and other filings made with the Securities and Exchange Commission which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov).

Item 7.    Financial Statements, Pro Forma and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release issued July 29, 2002.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 29, 2002

DOCENT, INC..

By:	/s/ STEVEN LANCE
Steven Lance Acting Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued July 29, 2002.

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